UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2019

CAMPBELL SOUP COMPANY
(Exact Name of Registrant as Specified in its Charter)
New Jersey	1-3822	21-0419870
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Campbell Place, Camden, New Jersey	08103-1799
(Address of Principal Executive Offices)	(Zip Code)

(856) 342-4800
(Registrant’s telephone number, including area code)
None
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Capital stock, par value $.0375	CPB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement
Stock and Asset Purchase Agreement
On August 1, 2019, Campbell Soup Company (“Campbell”) and Snacking Investments BidCo Pty Limited  (“Buyer”) entered into a Stock and Asset Purchase Agreement (the “Agreement”) pursuant to which, among other things and subject to the satisfaction or waiver of specified conditions, Campbell will, and will cause its applicable subsidiaries (Campbell and its applicable subsidiaries, collectively, the “Seller Parties”) to, sell to Buyer and Buyer will purchase from the applicable Seller Parties (i) one hundred percent (100%) of the outstanding equity of an entity to be indirectly formed by Campbell prior to Closing (as defined below) that will hold all of the assets and operating businesses of Arnott’s Biscuits Holdings Pty Limited, Campbell Hong Kong Limited, and their subsidiaries (the “Transferred Business”) and (ii) the Transferred IP (as defined in the Agreement) and any related rights and Liabilities (as defined in the Agreement) (the “Transaction”). The aggregate consideration payable by Buyer under the Agreement will be $2.2 billion, subject to customary adjustments for cash, debt, transaction expenses and working capital.
Each party to the Agreement has made customary representations and warranties. Campbell has agreed to customary covenants, including relating to the conduct of the Transferred Business from the date of the Agreement until the closing of the Transaction (the “Closing”). Buyer has agreed to use reasonable best efforts to obtain financing on the terms as contemplated by the debt commitment letter and equity commitment letter provided to Campbell prior to execution of the Agreement. The consummation of the Transaction is not conditioned on Buyer obtaining such financing.
At Closing, Campbell will enter into a long-term Trademark License Agreement and Patent and Technology License Agreement, pursuant to which Campbell will grant Buyer (or an affiliate thereof): (1) under the Trademark License Agreement (which will be substantially in the form attached to the Agreement), an exclusive license to use certain trademarks associated with the soup, broth, stock, beverage, pasta sauce and simple meals business, including “Campbell’s”, “Swanson”, V8”, “Prego”, “Chunky”, and “Campbell’s Real Stock”, within Australia, New Zealand and certain countries in Europe, the Middle East, Africa, and the Asia Pacific region in which the Transferred Companies have sold products during the year prior to the signing, and to use the “Campbell” name in certain corporate entity names, each as subject to compliance with agreed brand principles, and (2) under the Patent and Technology License Agreement, non-exclusive licenses to use (A) certain manufacturing and process technology in the aforementioned countries and (B) rights relating to a certain patent application in Australia and New Zealand.
For a period of two (2) years following the Closing, Campbell has agreed to customary non-solicitation covenants which prohibit the solicitation or hiring of certain employees of the Transferred Business. Campbell has also agreed that, for a period of three (3) years following the Closing, Campbell will not engage, operate or acquire or invest in a Restricted Business, which is defined to include any company involved in the business of manufacturing or selling biscuits, crackers, cookies and other products substantially similar to those manufactured and sold by the Transferred Business (the “Restricted Products”), in the Restricted Area, which is defined to mean the territories where the Transferred Business manufactures or sells the Restricted Products, subject to an exception for North America, South America, Africa and Europe and other customary exceptions.
Each party’s obligation to consummate the Transaction is subject to certain conditions relating to regulatory approvals, the accuracy of the other party’s representations and warranties and the performance, in all material respects, by the other party of its obligations under the Agreement.
Under the Agreement, Buyer is obligated to pay Campbell a fee in the amount set forth in the Agreement, if the Agreement is validly terminated by Campbell (i) due to Buyer’s breach of the Agreement such that the corresponding closing condition would not be satisfied, or (ii) if all the conditions to Buyer’s obligation to consummate the Transaction have been satisfied or waived, Campbell has confirmed in writing that it is ready, willing and able to consummate the Transaction, and Buyer fails to consummate the Transaction within two (2) business days following the date on which the Closing should have occurred.
The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

The Agreement has been attached to provide investors and security holders with information regarding its terms and is not intended to provide any factual information about Buyer, the Seller Parties, or the Transferred Business. The representations, warranties and covenants in the Agreement were made only for the purpose of the Agreement and solely for the benefit of the parties to the Agreement as of specific dates. Such representations, warranties and covenants may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, may or may not have been accurate as of any specific date, and may be subject to important limitations and qualifications (including exceptions thereto set forth in disclosure schedules agreed to by the contracting parties) and may therefore not be complete. The representations, warranties and covenants in the Agreement may also be subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Buyer, the Seller Parties, or the Transferred Business or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in Campbell’s or Buyer’s public disclosures.

Item 7.01 Regulation FD Disclosure.
On August 2, 2019, Campbell issued a press release announcing the entry into the Agreement. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index
Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect Campbell’s current expectations about the impact of its future plans and performance on Campbell’s business or financial results. These forward-looking statements rely on a number of assumptions and estimates that could be inaccurate and which are subject to risks and uncertainties. The factors that could cause Campbell’s actual results to vary materially from those anticipated or expressed in any forward-looking statement include: (1) the ability to complete and realize the projected benefits of planned divestitures and other business portfolio changes; (2) Campbell’s indebtedness and ability to pay such indebtedness; and (3) other factors described in Campbell’s most recent annual report on Form 10-K and subsequent SEC filings. The company disclaims any obligation or intent to update the forward-looking statements in order to reflect events or circumstances after the date of this release.

EXHIBIT INDEX
Exhibit No.	Description
2.1	Stock and Asset Purchase Agreement, dated August 1, 2019, by and among Campbell Soup Company and Snacking Investments BidCo Pty Limited.
99.1	Press Release, dated August 2, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
CAMPBELL SOUP COMPANY
By: /s/ Stanley Polomski
Stanley Polomski
Vice President and Controller

Date: August 7, 2019